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                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 --------------
                                | SEC FORM 8-K |
                                 --------------

                        AMENDMENT NO. 1 TO CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)
                                  Marh 13, 2008

                            -----------------------
                           | World Associates, Inc.|
                            -----------------------

                            Stock Symbol:  OTCBB: WAIV
                        Commission File Number 000-27949

                       Nevada                     88-0406903
             (State of incorporation)          (IRS Employer ID)

                               Company Address

                            World Associates, Inc.
                        28310 Roadside Drive, Suite 120
                           Agoura Hills, CA 91301

                                818-991-1770


                                TRANSFER AGENT:

                        Pacific Stock Transfer Company
                       500 E. Warm Springs Rd., St. 240
                           Las Vegas, Nevada 89119
                              (702) 361-3033









ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES:

Schedule of Restricted Common Stock issued during 2007 through March 13, 2008:

DATE        NAME                            SHARES

1/15/07     Tiffany Family Trust           150,000     Note 1
6/15/07     Paul Hait Management LLC     1,000,000     Note 2
6/15/07     Margaret M. Hope               150,000     Note 3
6/15/07     John D. Mucha                  150,000     Note 4
9/28/07     Blue Future, Inc.              100,000     Note 5

1/21/08     Tiffany Family Trust           300,000     Note 6
1/28/08     John D. Mucha                  150,000     Note 7
1/28/08     Margaret M. Hope               150,000     Note 8
2/2/08      Jack Halperin                  750,000     Note 9
3/13/08     Enteles Systems, Inc.          262,542     Note 10

These sales were exempt from registration under the Securities Act of 1933, as amended, by reason of Section 4(2), the shares issued were not part of a public offering.

NOTES: DETAILS FOR ISSUE OF RESTRICTED COMMON STOCK:

(1) These restricted common shares were valued at $6,000 in cash or $.04 per share. This was paid to the Tiffany Family Trust as an interest payment and rollover fee (this stock was reclassified as debt) on the Company's Series G Preferred stock.

(2) These shares were issued as consideration for a consulting contract. The shares were valued at $.02 on the date of the agreement, or $20,000.

(3) These shares were issued in connection with an agreement that provides for a vesting schedule for work performed in connection with HelpUBuild-CA.com. They were valued at $.02, per share, or $3,000 as of the date they were due under the agreement.

(4) These shares were issued in connection with an agreement that provides for a vesting schedule for work performed in connection with HelpUBuild-CA.com. They were valued at $.02, per share, or $3,000 as of the date they were due under the agreement.

(5) These shares were issued as consideration for a consulting contract. The shares were valued at $.02 on the date of the agreement, or $2,000.

(6) These restricted common shares were valued at $6,000 in cash or $.02 per share. This was paid to the Tiffany Family Trust as an interest payment and rollover fee (this stock was reclassified as debt) on the Company's Series G Preferred stock.

(7) These shares were issued in connection with an agreement that provides for a vesting schedule for work performed in connection with HelpUBuild-CA.com. They were valued at $.02, per share, or $3,000 as of the date they were due under the agreement.

(8) These shares were issued in connection with an agreement that provides for a vesting schedule for work performed in connection with HelpUBuild-CA.com. They were valued at $.02, per share, or $3,000 as of the date they were due under the agreement.

(9) These shares were issued as consideration for legal services. The shares were valued at $.02 on the date of the agreement, or $15,000.

(10) These shares were issued as consideration for engineering services. The shares were valued at $.02, according to a detailed monthly schedule throughout the year 0f 2007 as services were performed.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

WORLD ASSOCIATES, INC. Date:  March 24, 2008

/s/ Randall Prouty, President